Supplement Dated August 16, 2011
to Prospectus Dated May 1, 2011
for Group Variable Universal Life Insurance

This document is a supplement to the prospectus dated May 1, 2011 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that Prudential offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Group Contract and Certificates.  In this supplement, we describe the Funds that are available to you under the Group Contract and Certificates.

TABLE OF CONTENTS

Page

Total Annual Fund Operation Expenses	2
The Funds	2
AIM Variable Insurance Funds (INVESCO Variable Insurance Funds)	2
AllianceBernstein Variable Products Series Fund, Inc.	3
American Century Variable Portfolios, Inc.	4
Dreyfus Variable Investment Funds	4
DWS VARIABLE SERIES II	5
Franklin® Templeton® Variable Insurance Products Trust	6
Janus Aspen Series	6
J.P. Morgan Insurance Trust	7
Lazard Retirement Series, Inc.	9
MFS® Variable Insurance Trustsm	10
Neuberger Berman Advisers Management Trust	10
PIMCO Variable Insurance Trust	11
T. Rowe Price	12
The Prudential Series Fund	12

The following table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Funds.  More detail concerning each Fund’s fees and expenses as well as objective and investment strategy is contained in this document and in the prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.38%	2.64%

The Funds

Set out below is a list of each Fund in which the Separate Account may currently invest.  Also included are each Fund’s investment objective and principal strategies, investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

AIM Variable Insurance Funds (INVESCO Variable Insurance Funds)
(Series I Shares)

Invesco V.I. Core Equity Fund:  The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in equity securities.

Invesco V.I. Government Securities Fund:  The Fund’s investment objective is total return, comprised of current income and capital appreciation.  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in debt securities issued, guaranteed or otherwise backed by the U.S. Government or its agencies and instrumentalities.

Invesco V.I. International Growth Fund:  The Fund’s investment objective is long-term growth of capital.  The Fund’s invests primarily in a diversified portfolio of international equity securities whose issuers are considered by the Fund’s portfolio managers to have strong earning growth.

Invesco V.I. Small Cap Equity Fund: The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes), in equity securities of small-capitalization issuers.

Invesco V.I. Utilities Fund: The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstance, at least 80% of net assets (plus borrowing for investment purposes) in securities of issuers engaged primarily in utilities-related industries.

Invesco Advisers, Inc. serves as the investment adviser of each of the above-mentioned Funds.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series I Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses(1)	12b-1 Fees	Total Expenses
Invesco V.I. Core Equity (2)	0.61%	0.28%	--	--	0.89%
Invesco V.I. Government Securities Fund (3)	0.46%	0.30%	--	--	0.76%1
Invesco V.I. International Growth Fund (2)	0.71%	0.33%	--	--	1.04%
Invesco V.I. Small Cap Equity Fund (4)	0.75%	0.32%	--	--	1.07%
Invesco V.I. Utilities Fund (5)	0.60%	0.44%	0.01%	--	1.04%

1.	“Total Expenses” have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund.
2.
Invesco Advisers, Inc. (Invesco or Adviser) has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets.  In determining the Adviser's  obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes;  (3) dividend expense on short sales; (4) extraordinary or non-routine  items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to terminate the fee waiver agreement, it will terminate on April 30, 2012.

3.
Invesco Advisers, Inc. (Invesco or Adviser) has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Series I shares to 0.60% of average daily net assets. In determining the Adviser's  obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes;  (3) dividend expense on short sales; (4) extraordinary or non-routine  items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustee sand Invesco mutually agree to terminate the fee waiver agreement, it will terminate on June 30, 2012.

4.
Invesco Advisers, Inc. (Invesco or Adviser) has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Series I shares to 1.15% of average daily net assets. In determining the Adviser's  obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes;  (3) dividend expense on short sales; (4) extraordinary or non-routine  items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to terminate the fee waiver agreement, it will terminate on April 30, 2012.

5.
Invesco Advisers, Inc. (Invesco or Adviser) has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Series I shares to 0.93% of average daily net assets. In determining the Adviser's  obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes;  (3) dividend expense on short sales; (4) extraordinary or non-routine  items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustee sand Invesco mutually agree to terminate the fee waiver agreement, it will terminate on April 30, 2012

AllianceBernstein Variable Products Series Fund, Inc.
(Class A Shares)

AllianceBernstein VPS International Growth Portfolio: The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential.  The Adviser’s International Growth Portfolio Oversight Group, in consultation with the senior sector analysts, is responsible for the construction of the portfolio.  The senior sector analysts and the Portfolio Oversight Group allocate the Portfolio’s investments among the selected market sectors based on the fundamental company research conducted by the Adviser’s large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations.

AllianceBernstein VPS Real Estate Investment Portfolio:  The Portfolio’s investment objective is total return from long-term growth of capital and income.  Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies.  The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams.  The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

AllianceBernstein L.P. ("the Adviser") is the investment adviser to each of the above-mentioned funds.

AllianceBernstein Variable Products Series Fund, Inc. (Class A Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
AllianceBernstein VPS International Growth Portfolio	0.75%	0.18%	--	--	0.93%
AllianceBernstein VPS Real Estate Investment Portfolio	0.55%	0.32%	--	--	0.87%

American Century Variable Portfolios, Inc.
(Class I Shares)

VP Balanced Fund:  The fund seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.

VP International Fund:  The fund seeks capital growth.

VP Value Fund:  The fund seeks long-term capital growth. Income is a secondary objective.

American Century Investment Management, Inc. ("ACIM") is the investment adviser to each of the above-mentioned portfolios.

American Century Variable Portfolios, Inc. (Class I Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
VP Balanced Portfolio	0.90%	0.02%	--	--	0.92%
VP International Portfolio	1.40%	0.01%	--	--	1.41%
VP Value	0.97%	0.01%	--	--	0.98%

Dreyfus Variable Investment Funds
(Initial Shares)

Dreyfus Variable Investment Funds (“Dreyfus VIF”)

Dreyfus VIF - International Equity Portfolio:  The fund seeks capital growth. The fund normally invests at least 80% of its assets in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund’s net assets will be invested in countries represented in the Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE®) Index. The core of the investment philosophy of Newton Capital Management Limited (Newton), an affiliate of Dreyfus and the fund’s sub-investment adviser, is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. Newton believes that a global comparison of companies is the most effective method of stock analysis researching investment opportunities by global sector rather than by region. The process begins by identifying a core list of investment themes that Newton believes will positively affect certain sectors or industries and cause stocks within these sectors or industries to outperform others. Newton then identifies specific companies using investment themes to help focus on areas where thematic and strategic research indicates superior returns are likely to be achieved.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above-mentioned portfolio. The principal distributor of the portfolio is "MBSC Securities Corporation" ("MBSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166. The sub-adviser for the International Equity Portfolio is Newton Capital Management, Ltd.

The Dreyfus Corporation (Initial Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Dreyfus Variable Investment Funds
Dreyfus VIF - International Equity	0.75%	0.31%	--	--	1.06%

DWS VARIABLE SERIES II
(Class A Shares)

DWS Dreman Small Mid Cap Value VIP:  The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies.

DWS Government & Agency Securities VIP:  The fund seeks high current income consistent with preservation of capital.  Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities.

DWS High Income VIP:  The fund seeks to provide a high level of current income.  Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below).  The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The following changes to DWS Strategic Income VIP will be effective 9/22/2011:
DWS Unconstrained Income VIP (formerly DWS Strategic Income VIP):  The fund seeks a high total return.  Under normal circumstances, the fund invests mainly in fixed income securities issued by both US and foreign corporations and governments. The credit quality of the fund’s investments may vary; the fund may invest up to 100% of total assets in either investment-grade fixed income securities or in junk bonds, which are those below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may also invest in emerging markets securities, mortgage and asset-backed securities and dividend-paying common stocks.

The investment advisor of the funds is Deutsche Investment Management Americas Inc. (“Deutsche”). Dreman Value Management L.L.C. (“Dreman”) is the subadvisor to the DWS Dreman Small Mid Cap Value VIP.  QS Investors, LLC is the subadviser to the DWS Strategic Income VIP.

DWS Variable series ii (Class A Shares)
Fund Name	Investment Management Fees1	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
DWS Dreman Small Mid Cap Value VIP	0.65%	0.17%	0.05%	--	0.87%
DWS Government & Agency Securities VIP	0.45%	0.19%	--	--	0.64%
DWS High Income VIP	0.50%	0.22%	--	--	0.72%
DWS Unconstrained Income VIP1	0.55%	0.40%	--	--	0.95%

1.
Through September 30, 2011, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.78% for Class A Shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s board.

Franklin® Templeton® Variable Insurance Products Trust
(Class 2 Shares)

Franklin Large Cap Value Securities Fund:  Seeks long-term capital appreciation.  The Fund normally invests at least 80% of its net assets in investments of large capitalization companies , focusing on those the manager believes to be undervalued.

Franklin Small Cap Value Securities Fund:  Seeks long-term total return.  The Fund normally invests at least 80% of its net assets in investments of small capitalization companies.

Templeton Developing Markets Securities Fund:  Seeks long-term capital appreciation.  The Fund normally invests at least 80% of its net assets in emerging market investments.

Templeton Foreign Securities Fund:  Seeks long-term capital growth.  The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Global Bond Securities Fund:  Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.  The Fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills, and debentures.  .

Franklin Advisers, Inc. serves as the investment advisor for the Templeton Global Bond Securities Fund.  Franklin Advisory Services, LLC serves as the investment advisor for the Franklin Large Cap Value Securities Fund and the Franklin Small Cap Value Securities Fund.  Templeton Asset Management Ltd. (Asset Management) serves as the investment advisor for the Templeton Developing Markets Securities Fund.  Templeton Investment Counsel, LLC serves as the investment advisor for the Templeton Foreign Securities Fund.

Franklin® Templeton® Variable Insurance Products Trust (Class 2 Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Franklin Large Cap Value Securities Fund1,2	0.75%	0.41%	0.01%	0.25%	1.42%
Franklin Small Cap Value Securities Fund2	0.51%	0.17%	0.01%	0.25%	0.94%
Templeton Developing Markets Securities Fund2	1.11%	0.26%	0.01%	0.25%	1.63%
Templeton Foreign Securities Fund 2	0.65%	0.14%	0.01%	0.25%	1.05%
Templeton Global Bond Securities Fund3	0.46%	0.09%	--	0.25%	0.80%

1.
The investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that common annual fund operating expenses (i.e., a combination of investment management fees, fund administration fees, and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.65% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2012.  This waiver is separate from the waiver related to the Sweep Money Fund.

2.
The manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money market fund ("Sweep Money Fund" shown above in column “Acquired portfolio fees and expenses”). This reduction will continue until at least April 30, 2012.

3.	The fund administration fee is paid indirectly through the management fee.

Janus Aspen Series
(Institutional Shares)

Enterprise Portfolio:  Seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Portfolio: Seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies. The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Overseas Portfolio: Seeks long-term growth of capital.  The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may invest in foreign debt securities.

Worldwide Portfolio:  Seeks long-term growth of capital.  The Portfolio pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in foreign equity and debt securities..

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser.  Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios.

Janus Aspen Series (Institutional Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses1	12b-1 Fees	Total Expenses
Enterprise Portfolio	0.64%	0.04%	--	--	0.68%
Janus Portfolio	0.64%	0.06%	--	--	0.70%
Overseas Portfolio	0.64%	0.04%	--	--	0.68%
Worldwide Portfolio	0.59%	0.06%	--	--	0.65%

1.
The Portfolio’s “ratio of gross expenses to average net assets” appearing in the Financial Highlights table does not include Acquired Fund Fees and Expenses. “Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Amounts less than 0.01% are included in Other Expenses.

J.P. Morgan Insurance Trust
(Class I Shares)

JPMorgan Insurance Trust Core Bond Portfolio:  Seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.   The Portfolio’s average weighted maturity will ordinarily range between four and twelve years, and it invests in investment grade intermediate and long-term debt securities. The Portfolio invests at least 80% of its Assets in bonds. Assets means net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust International Equity Portfolio:  Seeks to provide high total return from a portfolio of equity securities of foreign companies.  Total return consists of capital growth and current income. Under normal circumstances, the Portfolio invests at least 80% of the value of its assets in equity investments.   Assets means net assets, plus the amount of borrowings for investment purposes.  The Portfolio will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.  The advisor seeks to diversify the Portfolio by investing in issuers in at least three different countries other than the United States.  However, the Portfolio may invest a substantial part of its assets in just one region or country.

JPMorgan Insurance Trust Small Cap Core Portfolio:  Seeks capital growth over the long term.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small cap companies.  Assets means net assets, plus the amount of borrowings for investment purposes.  Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index at the time of purchase.

JPMorgan Insurance Trust U.S. Equity Portfolio:  Seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of its assets in equity investments of U.S. companies. Assets means net assets, plus the amount of borrowings for investment purposes.  In implementing its strategy, the Portfolio primarily invests in common stocks of large-and mid-capitalization U.S. companies but it may also invest up to 20% of its assets in comment stocks of foreign companies, including depositary receipts.

JPMorgan Intrepid Mid Cap Portfolio: Seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.  Under normal circumstances, the Portfolio normally invests at least 80% of its Assets in common and preferred stocks, rights, warrants, convertible securities, and other equity securities of mid-cap companies. Assets means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap Index at the time of purchase.

J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as the investment adviser to each of the above-mentioned portfolios.

J.P. Morgan (Class 1 Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
JPMorgan Insurance Trust Core Bond Portfolio	0.40%	0.22%	--	--	0.62%1
JPMorgan Insurance Trust International Equity Portfolio	0.60%	0.53%	--	--	1.13%2
JPMorgan Insurance Trust Small Cap Core Portfolio	0.65%	0.39%	0.01%	--	1.05%3
JPMorgan Insurance Trust U.S. Equity Portfolio	0.55%	0.27%	--	--	0.82%4
JPMorgan Intrepid Mid-Cap Portfolio	0.65%	0.57%	--	--	1.22%5

1.
The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.60% of their average daily net assets.   This contract cannot be terminated prior to 5/1/12, at which time, the Service Providers will determine whether or not to renew or revise it.

2.
The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets.   This contract cannot be terminated prior to 5/1/12, at which time, the Service Providers will determine whether or not to renew or revise it.

3.
The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets.   This contract cannot be terminated prior to 5/1/12, at which time, the Service Providers will determine whether or not to renew or revise it.

4.
The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of their average daily net assets.   This contract cannot be terminated prior to 5/1/12, at which time, the Service Providers will determine whether or not to renew or revise it.

5.
The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of their average daily net assets.   This contract cannot be terminated prior to 5/1/12, at which time, the Service Providers will determine whether or not to renew or revise it.

Lazard Retirement Series, Inc.
(Service Shares)

Lazard Retirement Emerging Markets Equity Portfolio:  The Portfolio seeks long-term capital appreciation.  The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.  Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.  The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.  However, the Portfolio is likely to focus on companies in Latin America, the Pacific Basin and Eastern Europe.

Lazard Retirement International Equity Portfolio: The Portfolio seeks long-term capital appreciation.  The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of companies included in the Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index (ranging from approximately $1.4 billion to $196.6 billion as of March 4, 2011) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.  In choosing stocks for the Portfolio, the Investment manager looks for established companies in economically developed countries.  The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment.  Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio:  The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of small to mid capitalization U.S. companies. The Investment Manager considers "smallmid cap companies" to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2500 Index (ranging from approximately $5 million to $11.2 billion as of March 4, 2011).  Because "small-mid cap companies" are defined in part by reference to an index, the market capitalization of companies in which the Portfolio may invest may vary with market conditions. The Investment Manager is not required to sell a company’s securities from the Portfolio’s holdings when the capitalization of that company increases such that the company no longer meets the definition of a "small-mid cap company". Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small-mid cap U.S. companies. The Investment Manager seeks to construct a diversified portfolio of investments for the Portfolio that maintains sector and industry balance, using investment opportunities identified through bottom-up fundamental research conducted by the Investment Manager’s small cap, mid cap and global research platforms. The Investment Manager believes that contribution of ideas from multiple sources within the firm benefits the generation of investment ideas for consideration by the Portfolio’s portfolio management team. Companies selected for investment in the Portfolio generally have, in the Investment Manager’s opinion, one or more of the following characteristics:

•	sustainable returns
•	strong free cash flow with balance sheet flexibility
•	attractive valuation, utilizing peer group and historical comparisons

The Portfolio may invest up to 20% of its assets in equity securities of larger U.S. companies and may invest up to 10% of its total assets in non-U.S. equity securities, including American Depositary receipts (“ADRs”) and Global Depositary Receipts.

Lazard Asset Management LLC ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios.

Lazard Retirement Series, Inc. (Service Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Emerging Markets Equity Portfolio	1.00%	0.21%	--	0.25%	1.46%
International Equity Portfolio	0.75%	0.14%	--	0.25%	1.14%
U. S. Small-Mid Cap Equity Portfolio	0.75%	0.18%	--	0.25%	1.18%

MFS® Variable Insurance Trustsm
(Initial Class Shares)

MFS Research Series:  The fund’s investment objective is to seek capital appreciation.  MFS normally invests the fund’s assets primarily in equity securities.  A team of investment research analysts selects investments for the fund.  MFS allocates the fund’s assets to analysts by broad market sectors.

MFS Research Bond Series:  The fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.  MFS normally invests at least 80% of the fund’s net assets in debt instruments.  MFS primarily invests the fund’s assets in investment-grade debt instruments, but may also invest in lower quality debt instruments.  A team of investment research analysts selects investments for the fund.  MFS allocates the fund’s assets to analysts by broad sectors of the debt market.

MFS Strategic Income Series:  The fund’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation.  MFS normally invests the fund’s assets primarily in debt instruments, including lower quality debt instruments.  MFS normally invests the fund’s assets in U.S. government securities, foreign government securities, mortgage and asset-backed securities of U.S. and foreign issuers, corporate bonds of U.S. and/or foreign issuers, and/or debt instruments of issuers located in emerging market countries.

The investment adviser for each series is Massachusetts Financial Services Company ("MFS").

MFS® Variable Insurance Trustsm (Initial Class Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
MFS Research Series1	0.75%	0.14%	--	--	0.89%
MFS Research Bond Series1	0.50%	0.09%	--	--	0.59%
MFS Strategic Income Series1	0.70%	0.44%	--	--	1.14%

1.
MFS has agreed in writing to bear the funds’ expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually (0.10% annually for the Money Market Series). This written agreement excludes management fees, distribution and service fees, interest, taxes, extraordinary expenses.

Neuberger Berman Advisers Management Trust
(Class I Shares)

AMT Growth Portfolio:  Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap ® Index.  The portfolio seeks to reduce risk by diversifying among many companies, sectors and industries.

AMT Partners Portfolio:  Seeks growth of capital by investing mainly in common stocks of mid to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The portfolio managers look for well-managed companies with strong balance sheets whose stock prices are believed to be undervalued.

AMT Short Duration Bond Portfolio:  Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

AMT Socially Responsive Portfolio:  The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.  To pursue this goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies.  The Fund seeks to reduce risk by investing across many different industries.

Neuberger Berman Management LLC (“NBM”) serves as the investment manager of the portfolios and is also the principal underwriter of the portfolios.

Neuberger Berman Advisers Management Trust (“AMT”) (Class I Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
AMT Growth Portfolio1	0.85%	1.79%	--	--	2.64%
AMT Partners Portfolio1	0.85%	0.26%	--	--	1.11%
AMT Short Duration Bond Portfolio1	0.65%	0.16%	--	--	0.81%
AMT Socially Responsive Portfolio1	0.85%	0.23%	--	--	1.08%

1.
Neuberger Berman Management LLC (“NBM”) has undertaken through December 31, 2014 to waive fees and/or reimburse certain operating expenses, including the compensation of NBM (except with respect to Growth, Short Duration Bond, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Growth, Short Duration Bond,  and Partners Portfolios; 1.30% of the average daily net asset value of the Socially Responsive Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

PIMCO Variable Insurance Trust
(Administrative Class)

All Asset Portfolio:  Seeks maximum real return consistent with preservation of real capital and prudent investment management.

Long-Term U.S. Government Portfolio:  Seeks maximum total return, consistent with preservation of capital and prudent investment management.

Total Return Portfolio:  Seeks maximum total return, consistent with preservation of capital and prudent investment management.

Pacific Investment Management Company LLC. serves as the investment adviser to each of the above-mentioned portfolios.

PIMCO Variable Insurance Trust (Administrative Class)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	Service Fees	12b-1 Fees	Total Expenses
All Asset Portfolio1,2	0.425%	--	0.66%3	0.15%	--	1.235%4,5
Long-Term U.S. Government Portfolio	0.475%	--	--	0.15%	--	0.625%
Total Return Portfolio	0.50%	--	--	0.15%	--	0.65%

1.
PIMCO has contractually agreed, through May 1, 2012, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.  The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses listed in the table above.

2.	Total Annual Portfolio Operating Expenses After Fee Waiver excluding interest expense of the Underlying PIMCO Funds is 1.195 for the Administrative Class..
3.
Acquired Fund Fees and Expenses include interest expense of 0.01%. Interest expense is based on the amount incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as an expense of the Underlying PIMCO Fund for accounting purposes and is not payable to PIMCO.  The amount of interest expense (if any) will vary based on the Underlying PIMCO Fund’s use of such investments as an investment strategy.

4.
Total Annual Portfolio Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.225%, 1.325%, 1.075% and 1.525% for the Administrative Class, Advisor Class, Institutional Class and Class M shares, respectively..

5.
Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio as set forth in the Financial Highlights table of the prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

T. Rowe Price

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio:  Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

Personal Strategy Balanced Portfolio:  Seeks the highest total return over time, consistent with an emphasis on both capital appreciation and income.

T. Rowe Price International Series, Inc.

International Stock Portfolio:  Seeks long-term growth of capital by investing primarily in the common stocks of established non-U.S. companies.

The investment manager for each portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company.

T. Rowe Price
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
T. Rowe Price Equity Series. Inc.
Equity Income Portfolio	0.85%	--	--	--	0.85%
New America Growth Portfolio	0.85%	--	--	--	0.85%
Personal Strategy Balanced Portfolio1	0.90%	--	0.10%	--	1.00%1
T. Rowe Price International Series, Inc.
International Stock Portfolio	1.05%	--	--	--	1.05%

1.
Excludes expenses permanently waived 0.10%, 0.08%, 0.04%, 0.02% and 0.02% of average net assets for the years ended 12/31/10, 12/31/09, 12/31/08, 12/31/07, and 12/31/06,  respectively, related to investments in T. Rowe Price mutual funds.

The Prudential Series Fund
(Class I Shares)

Conservative Balanced Portfolio:  The investment objective is a total investment return consistent with a conservatively managed diversified portfolio.  The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Under normal market conditions we normally invest approximately 50% of the Portfolio’s assets in equity and equity-related securities (with a range of 15% to 75%) and approximately 50% of the Portfolio’s assets in debt obligations and money market instruments (with a range of 25% to 85%). We adjust the percentage of Portfolio assets in each category depending on our expectation regarding the different markets. We invest in foreign securities. We also invest in high-yield/high-risk debt securities.

Diversified Bond Portfolio:  The investment objective is a high level of income over a longer term while providing reasonable safety of capital.  We normally invest at least 80% of the Portfolio’s investable assets in high-grade debt obligations and high-quality money market investments. The portfolio will normally invest in intermediate and long-term obligations.  We purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we invest up to 20% of the Portfolio’s investable assets in high-yield/high-risk debt securities.  We may also invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.  These securities are included in the limits described above for debt obligations that may or may not be high-grade.

Equity Portfolio:  The investment objective is long-term growth of capital.  The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation.  The Portfolio may invest up to 30% of its total assets in foreign securities.

Flexible Managed Portfolio:
The investment objective is a total return consistent with an aggressively managed diversified portfolio.  The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments.  Under normal market conditions, we normally invest approximately 60% of the Portfolio’s assets in equity and equity-related securities (with a range of 25% to 100%) and approximately 40% of the Portfolio’s assets in debt obligations and money market instruments (with a range of 0% to 75%).  We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets. The Portfolio invests in foreign securities.  A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities.

Global Portfolio:
The investment objective is long-term growth of capital.  The Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies.  Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the U.S. markets as foreign securities.  The Portfolio has four subadvisers and each subadviser uses either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks (for example, one subadviser invests the Portfolio’s assets in U.S. common stocks using a growth approach and the other subadviser who invests the Portfolio’s assets in U.S. common stocks uses a value approach).

Government Income Portfolio:  The investment objective is a high level of income over the long term consistent with the preservation of capital.  The Portfolio normally invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities, debt obligations issued by agencies or instrumentalities established by the U.S. Government, and mortgage-backed securities.  The Portfolio invests up to 20% of investable assets in other securities, including corporate debt securities.

High Yield Bond Portfolio:  The investment objective is a high total return.  We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt investments, which are often referred to as “junk bonds”.  Normally, we will invest at least 80% of the Portfolio’s investable assets on medium to lower rated debt investments.  The Portfolio also invests up to 20% of its total assets in foreign debt obligations.

Jennison Portfolio:
The investment objective is long-term growth of capital.  We normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects.  We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet.  Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.  We invest up to 30% of the Portfolio’s assets in foreign securities.

Jennison 20/20 Focus Portfolio:
The investment objective is long-term growth of capital.  We invest primarily in approximately 40 (which may temporarily range up to 45) equity and equity related securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (approximately 20 by each) as having strong capital appreciation potential.  Each portfolio manager is responsible for selecting the securities within his discipline.  The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, which also possess identifiable catalysts which can help unlock their true worth.  The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations.  Up to 20% of the Portfolio’s total assets may be invested in foreign securities.

Money Market Portfolio:
The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity.   We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.  The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars.

Natural Resources Portfolio:
The investment objective is long-term growth of capital.  We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.  Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies.  Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.  We seek securities with an attractive combination of valuation versus peers, organic reserve and production growth, and competitive unit cost structure.  We focus on secular, rather than tactical considerations.  Up to 50% of the Portfolio’s total assets may be invested in foreign equity and equity-related securities.

Small Capitalization Stock Portfolio:  The investment objective is long-term growth of capital.  We invest primarily in equity securities of publicly-traded companies with small market capitalizations.  With the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index.  The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.  Rather, the Portfolio manager generally purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index.

Stock Index Portfolio:  The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks.    With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks.  The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole.  The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.  Rather, the portfolio manager generally purchases stocks in proportion to their weighting in the S&P 500 Index.

Value Portfolio:  The investment objective is capital appreciation.    We normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities.  The portfolio invests in the common stock of companies that we believe will provide investment returns above those of the Russell 1000® Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).  Most of our investments will be securities of large capitalization companies.  The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index.  We invest primarily in common stocks that we believe are undervalued- those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company.  The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities.

Investment Manager

Prudential Investments LLC (“PI”) serves as the investment manager of the Series Fund Portfolios.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the Management Agreements), provide that PI (the Investment Manager) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio.  The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

Investment Subadvisers

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Equity Portfolio, Jennison Portfolio, the Jennison 20/20 Focus Portfolio, the Natural Resources Portfolio, and the Value Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio.  PIM also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio, and the Flexible Managed Portfolio.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Small Capitalization Stock Portfolio and the Stock Index Portfolio.  QMA also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio, the Flexible Managed Portfolio, and the Global Portfolio.

LSV Asset Management (“LSV”) serves as a subadviser for a portion of the assets of the Global Portfolio.

Marsico Capital Management, LLC (“MCM”) serves as a subadviser for a portion of the assets of the Global Portfolio.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the subadviser for a portion of the assets of the Global Portfolio.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the Global Portfolio.

The Prudential Series Fund (Class I Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Conservative Balanced Portfolio	0.55%	0.04%	--	--	0.59%
Diversified Bond Portfolio	0.40%	0.06%	--	--	0.46%
Equity Portfolio	0.45%	0.03%	--	--	0.48%
Flexible Managed Portfolio	0.60%	0.04%	--	--	0.64%
Global Portfolio	0.75%	0.12%	--	--	0.87%
Government Income Portfolio	0.40%	0.10%	--	--	0.50%
High Yield Bond Portfolio	0.55%	0.03%	--	--	0.58%
Jennison Portfolio	0.60%	0.04%	--	--	0.64%
Jennison 20/20 Focus Portfolio	0.75%	0.05%	--	--	0.80%
Money Market Portfolio	0.40%	0.04%	--	--	0.44%
Natural Resources Portfolio	0.45%	0.05%	--	--	0.50%
Small Capitalization Stock Portfolio	0.40%	0.09%	--	--	0.49%
Stock Index Portfolio	0.35%	0.03%	--	--	0.38%
Value Portfolio	0.40%	0.04%	--	--	0.44%

A complete description of the Funds, their objectives and investment strategies can be found in the respective Fund prospectuses, which can be obtained by calling our Customer Service Center at (800) 562-9874. You should read the Fund prospectuses before you decide to allocate assets to a variable investment option. There is no assurance that the investment objectives of the Funds will be met.